UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005

                               GLOBAL AXCESS CORP
                               ------------------
               (Exact name of registrant as specified in charter)

             Nevada                      000-17874               88-0199674
             ------                      ---------               ----------
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida              32082
------------------------------------------------------              -----
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment  to Articles of Incorporation  or Bylaws; Change in Fiscal
            Year

      Global Axcess Corp ("Global") filed a Certificate of Amendment to its Certificate of Incorporation ("Amendment") with the Secretary of State of the State of Nevada that was effective April 28, 2005. The Amendment was filed to effect a reverse split of the issued and outstanding common shares of Global whereby every five shares of common stock held were exchanged for one share of common stock. Any shareholder that holds a fractional shares as a result of the reverse split will receive a cash payment in lieu of a fractional share. As a result, the issued and outstanding shares of common stock were reduced from 90,999,755 prior to the reverse split to 18,199,951 following the reverse stock split.

      In addition, the authorized capital of Global was also reduced as a result of the Amendment whereby Global currently has 45,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized. The Amendment is attached hereto as Exhibits 3.1.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

            Not applicable.

(b)   Pro forma financial information.

            Not applicable.

(c)   Exhibits

Exhibit Number
                                     Description
--------------  ----------------------------------------------------------------
3.1             Certificate of Amendment to the Certificate of Incorporation


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GLOBAL AXCESS CORP


Dated: May 2, 2005             By:  /s/ David Fann
                                  -----------------------
                               Name:    David Fann
                               Title:   President


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